Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                   Park Electrochemical Corp.
        (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, If Other than
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table below per Exchange  Act  Rules  14a-
     6(i)(1) and 0-11.

(1) Title  of  each  class  of securities to  which  transactions applies:
________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
________________________________________________________________

(5) Total fee paid:
________________________________________________________________

[ ] Fee paid previously with preliminary materials:
________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount previously paid:
      _

   (2) Form, Schedule or Registration Statement No.:
      _

   (3) Filing Party:
      _

   (4) Date Filed:

APPENDIX  to electronically filed Proxy Statement dated June  21,
2005   of   Park  Electrochemical  Corp.  listing   all   graphic
information included in such Proxy Statement:

1. Stock Performance Graph appearing on page 11 of Proxy Statement dated June 21, 2005 comparing the yearly percentage change in the cumulative total shareholder return on the Registrant's Common Stock with the cumulative total return of the New York Stock Exchange Market Index and a Media General Financial Services Index for electronic components and accessories manufacturers comprised of the Company and 269 other companies for the period of the Company's five fiscal years commencing February 28, 2000 and ending February 27, 2005, assuming that $100 had been invested in the Company's Common Stock and each index on February 25, 2000 and that all dividends on the Company's Common Stock and on each stock included in each index were reinvested.

   Such graph shows that such $100 invested in the Company's Common Stock would have had a value of $223.81 on February 25, 2001, $174.41 on March 3, 2002, $104.33 on March 2, 2003,
   $183.90  on  February  29, 2004 and $144.93  on  February  27,
   2005, that such $100 invested in the Media General Financial Services Index would have had values of $43.77, $37.92, $21.10, $38.84 and $29.21, respectively, on such dates and that such $100 invested in the New York Stock Exchange Market Index would have had values of $107.31, $100.77, $79.55, $113.44 and $123.57, respectively, on such dates.
































                   PARK ELECTROCHEMICAL CORP.
                      48 South Service Road
                    Melville, New York 11747


            Notice of Annual Meeting of Shareholders

                          July 20, 2005
                               ___

      The Annual Meeting of Shareholders of PARK ELECTROCHEMICAL CORP. (the "Company") will be held at The Bank of New York, One Wall Street - 47th Floor, New York, New York (attendees must use the 80 Broadway entrance) on July 20, 2005 at 10:00 o'clock A.M., New York time, for the purpose of considering and acting upon the following:

        1.    The  election  of five (5)  directors  to
        serve   until  the  next  annual   meeting   of
        shareholders and until their successors are elected and qualified.

        2. The transaction of such other business as may properly come before the meeting.

     Only holders of record of Common Stock at the close of business on May 25, 2005 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.


                              By Order of the Board of Directors,





                                    Stephen E. Gilhuley
                                   Senior Vice President,
                               Secretary and General Counsel



Dated:  June 21, 2005



ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                   PARK ELECTROCHEMICAL CORP.
                      48 South Service Road
                    Melville, New York 11747

                  P R O X Y  S T A T E M E N T

                 Annual Meeting of Shareholders
                          July 20, 2005


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Park Electrochemical Corp. (the "Company") of proxies with respect to the Annual Meeting of Shareholders of the Company to be held on July 20, 2005, and any adjournment or postponement thereof (the "Meeting"). Any shareholder giving such a proxy (the form for which is enclosed with this Proxy Statement) has the power to revoke the same at any time before it is voted by (i) delivering written notice of such revocation bearing a later date than the proxy to the Secretary of the Company, (ii) submitting a later-dated proxy, or (iii) attending the Meeting and voting in person.

      This Proxy Statement and the accompanying form of proxy are first being mailed on or about June 21, 2005 to all shareholders of record as of the close of business on May 25, 2005.

                        VOTING SECURITIES

     As of May 25, 2005, the outstanding voting securities of the Company consisted of 19,982,335 shares of Common Stock, par value $.10 per share, of the Company (the "Common Stock"), each share of which, held of record at the close of business on May 25, 2005, is entitled to one vote. Presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes, if any, will be included for purposes of determining a quorum. With respect to the election of directors, abstentions and broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote.

     As of May 25, 2005, all executive officers and directors of the Company and nominees as a group (13 persons) beneficially owned an aggregate of 1,083,164 shares of Common Stock (including options to purchase an aggregate of 772,200 shares), constituting approximately 5.2% of the outstanding shares of Common Stock (giving effect to the exercise of such options).

                         STOCK OWNERSHIP

Principal Shareholders

      The following table sets forth information as of May 25, 2005 with respect to each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who is known to the Company to be the beneficial owner (for purposes of the rules of the Securities and Exchange Commission) of more than 5% of the outstanding shares of Common Stock as of that date.





                                Amount and
                                 Nature of   Percent
Name and Address                Beneficial      of
of Beneficial Owner              Ownership    Class

DePrince, Race & Zollo, Inc.   2,975,750(a)   14.9%
201 S. Orange Avenue
Suite 850
Orlando, FL 32801

Jerry Shore                    1,619,343(b)    8.1%
19 Valley Road
Port Washington, NY 11050



(a) Deprince, Race & Zollo, Inc., a registered investment adviser, holds sole investment power and sole voting power over all of such shares, based on an amendment, dated April 8, 2005 to its Schedule 13G, filed under the Exchange Act, which represented approximately 14.9% of the outstanding shares of the Company's
   Common Stock as of May 25, 2005.

(b) Includes 168,615 shares owned by a member of Jerry Shore's family, of which he disclaims beneficial ownership, and 40,129 shares owned by a foundation, of which he disclaims beneficial ownership.

Ownership of Directors and Executive Officers

      The following table sets forth information as of May 25, 2005 with respect to shares of Common Stock beneficially owned (for purposes of the rules of the Securities and Exchange Commission) by each director and nominee, by each executive officer of the Company who is identified in the Summary Compensation table elsewhere in this Proxy Statement and by all directors, nominees and executive officers of the Company as a group.

                                  Amount and
                                  Nature of     Percent
                                  Beneficial      of
Name of Beneficial Owner          Ownership      Class

Mark S. Ain                       25,800(a)          *
Dale Blanchfield                  1,875(b)           *
Anthony Chiesa                    126,000(c)         *
Lloyd Frank                       34,500(d)          *
Brian E. Shore                    577,722(e)       2.8%
Steven T. Warshaw                 1,875(f)           *
Emily J. Groehl                   58,893(g)          *
Stephen E. Gilhuley               52,621(h)          *
Steven P. Schaefer                16,500(i)          *
Murray O. Stamer                  62,781(j)          *
Gary M. Watson                    50,625(k)          *
All directors, nominees and
executive officers as a
group (13 persons)             1,083,164(l)        5.2%

     *    Less than 1%
     (a) Consists of shares which Mr. Ain may acquire pursuant to options.
     (b) Consists of shares which Mr. Blanchfield may acquire pursuant to options.
     (c) Includes 13,500 shares which Mr. Chiesa may acquire pursuant to options.
     (d) Includes 28,500 shares which Mr. Frank may acquire pursuant to options and 3,000 shares owned by a member of Mr. Frank's family, of which he disclaims beneficial ownership.
     (e) Includes 418,750 shares which Mr. Shore may acquire pursuant to options.
     (f) Consists of shares which Mr. Warshaw may acquire pursuant to options.
     (g) Includes 58,884 shares which Ms. Groehl may acquire pursuant to options.
     (h) Includes 49,741 shares which Mr. Gilhuley may acquire pursuant to options.
     (i) Consists of shares which Mr. Schaefer may acquire pursuant to options.
     (j) Includes 33,125 shares which Mr. Stamer may acquire pursuant to options.
     (k) Consists of shares which Mr. Watson may acquire pursuant to options.
     (l) Consists of 310,964 shares owned by directors, nominees and executive officers and 772,200 shares issuable to directors, nominees and executive officers upon exercise of options that are exercisable as of May 25, 2005 or become exercisable within 60 days thereafter.

                      ELECTION OF DIRECTORS

      The Board to be elected at the Meeting consists of five members. Proxies will be voted in accordance with their terms and, in the absence of contrary instructions, for the election as directors of the nominees whose names appear in the following table, to serve for the ensuing year and until their successors are elected and qualified. If any of the nominees does not remain a candidate at the time of the Meeting (a situation which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substituted nominees. The five nominees who receive a plurality of the votes cast at the Meeting in person or by proxy shall be elected. Each of the nominees is presently a member of the Board.

                Principal Occupation; Positions and
                     Offices with the Company;             Director
Name                    Other Directorships           Age    Since


Dale           Former   President   of   Electronics   67    2004
Blanchfield    Division  of The Bureau of  Engraving
               Inc.,  a manufacturer of specialized,
               high-volume, high layer count printed
               circuit      boards,     Minneapolis,
               Minnesota,  from 1990 to  June  2003;
               and  a  director  of  The  Bureau  of
               Engraving Inc.

Anthony Chiesa Retired; served as Vice President  of   84    1954
               the Company until February 1977

Lloyd Frank    Of   Counsel  since  April  1,  2005,   79    1985
               Troutman Sanders LLP, a law firm, New
               York  City;  Of Counsel from  January
               2004  to March 31, 2005 and a Partner
               for many years prior thereto, Jenkens
               &  Gilchrist Parker Chapin LLP, a law
               firm,  New York City; and a  director
               of   DryClean,  USA  Inc.  and   Volt
               Information Sciences, Inc.

Brian E. Shore Chairman of the Board, President and    53    1983
               Chief Executive Officer of the
               Company

Steven      T. President,  Chief  Executive  Officer   56    2004
Warshaw        and  Chairman of the Board,  M  Cubed
               Technologies, Inc., a manufacturer of
               advanced   ceramic   materials    for
               semiconductor  equipment  and   armor
               applications,  Monroe,   Connecticut,
               since  July  2002; President,  Hexcel
               Schwebel       Division,       Hexcel
               Corporation,    a     supplier     of
               specialized fabrics for reinforcement
               of  laminates used in printed circuit
               boards  and  in commercial aerospace,
               recreation   and   other   industrial
               applications,     Anderson,     South
               Carolina,  April  2000  to   November
               2001;  Senior  Vice President,  World
               Wide Sales and Marketing, Photronics,
               Inc.,  a  manufacturer of  photomasks
               used  to  transfer  circuit  patterns
               onto       semiconductor      wafers,
               Brookfield,   Connecticut,   February
               1999  to  April 2000; and  President,
               Olin  Microelectronic  Materials,   a
               supplier  of  advanced chemicals  and
               related       products,      Norwalk,
               Connecticut, January 1996 to  January
               1999; and a director of NN, Inc.

      Messrs. Chiesa and Shore have had the principal occupation set forth opposite their respective names for at least the past five years.

      There are no family relationships among any of the persons named in the above table or among any of such persons and any of the other executive officers of the Company.

     The Board has determined that the following current directors and/or nominees have no material relationships with the Company and are "independent" as required by and as defined in the director independence standards of the New York Stock
Exchange: Mark S. Ain, Dale Blanchfield, Anthony Chiesa, Lloyd Frank and Steven T. Warshaw. In making this determination, the Board considered that Jenkens & Gilchrist Parker Chapin LLP, a law firm of which Mr. Frank was of counsel and a partner for many years prior to April 1, 2005, was retained to provide counsel to the Company during its fiscal year ended March 2, 2003 but not during its fiscal years ended February 27, 2005 and February 29, 2004. Brian E. Shore does not satisfy such independence standards because he is an employee of the Company.

      The Company's Audit Committee currently consists of Mark S. Ain, Anthony Chiesa, Lloyd Frank and Steven T. Warshaw. The Board of Directors has determined that Mr. Warshaw is an "audit committee financial expert" as required by and as defined in rules of the Securities and Exchange Commission and that each of Messrs. Ain, Chiesa, Frank and Warshaw is "independent" as required by and as defined in the audit committee independence standards of the Securities and Exchange Commission and of the New York Stock Exchange. The duties and responsibilities of the Audit Committee are set forth in a written charter of such
Committee, first adopted by the Board in July 2000 and subsequently amended and restated in May 2004, and are described elsewhere in this Proxy Statement under the caption "Other Matters - Audit Committee Report". The Audit Committee also issues the Audit Committee Report required to be included in the Company's Proxy Statement by rules of the Securities and Exchange Commission. The Audit Committee Report for the Company's 2005 fiscal year is set forth under the caption "Other Matters - Audit Committee Report" elsewhere in this Proxy Statement.

     The Company has a Compensation Committee consisting of Dale Blanchfield, Anthony Chiesa and Steven T. Warshaw and a Stock Option Committee consisting of Anthony Chiesa, Lloyd Frank and Steven T. Warshaw. The functions of the Compensation and Stock Option Committees are set forth in written charters of such Committees adopted by the Board, and such functions are described elsewhere in this Proxy Statement under the caption "Executive Compensation - Board, Compensation Committee and Stock Option Committee Report on Executive Compensation".

     The Company has a Nominating Committee consisting of Dale Blanchfield, Anthony Chiesa and Lloyd Frank. The functions of the Nominating Committee, which are to identify and recommend to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board and to oversee the evaluation of the Board and the Company's management, are set forth in a written charter of such Committee adopted by the Board. The Nominating Committee recommended to the Board of Directors, and the Board nominated, Dale Blanchfield, Anthony Chiesa, Lloyd Frank, Brian Shore and Steven T. Warshaw as nominees for election as directors at the Meeting.

     The Company has a Corporate Governance Committee consisting of Anthony Chiesa, Lloyd Frank and Steven T. Warshaw. The functions of the Corporate Governance Committee, which are to advise the Board of Directors with respect to Board composition, procedures and committees and to develop and recommend to the Board a set of corporate governance principles applicable to the Company, are set forth in a written charter of such Committee adopted by the Board.

      Each member of the Compensation, Stock Option, Nominating and Corporate Governance Committees is "independent" as required by and as defined in the director independence standards of the New York Stock Exchange.

     The charters of the Audit, Compensation, Stock Option, Nominating and Corporate Governance Committees are available on the Company's web site at www.parkelectro.com under the caption "Charters and Codes" as required by rules of the New York Stock Exchange. In addition, the charters of such Committees are available in print to any shareholder upon request submitted to the Corporate Secretary at the Company's office at 48 South Service Road, Melville, New York 11747.

      During  the  Company's  last  fiscal  year,  the  Board  of
Directors met six times and authorized action by unanimous written consent on five occasions, the Audit Committee met eleven times, the Compensation Committee met once, and the Stock Option Committee met once and authorized action by unanimous written consent once, the Nominating Committee met once, the Corporate Governance Committee met once, and the non-management directors met in executive session without management once. At each meeting of the non-management directors, a non-management director designated by the non-management directors on the Board presides. Each of the directors attended all of the meetings held by the Board and each committee thereof of which he was a member during the Company's last fiscal year.

     It is the Company's policy that all directors are invited to and encouraged to attend Annual Meetings of Shareholders, and all members of the Board of Directors attended the Annual Meeting of Shareholders held on July 14, 2004.

      Each director who is not an employee of the Company or any of its subsidiaries receives a fee of $12,000 per annum for his services as a director, each member of the Audit Committee, other than the Chairman of the Committee, receives a fee of $2,000 per annum for his services as a member of such Committee, and the Chairman of the Audit Committee receives a fee of $4,000 per annum for his services as Chairman of such Committee, each member of the Compensation Committee of the Board of Directors receives a fee of $2,000 per annum for his services as a member of such Committee, and each Director and each Committee member is reimbursed for travel expenses incurred in attending meetings of the Board of Directors of the Company and of Committees of the Board of Directors of the Company.

     On July 8, 2004, Messrs. Ain, Chiesa and Frank each received a non-qualified stock option for 3,000 shares of Common Stock at an exercise price of $23.00 per share under the Company's 2002 Stock Option Plan. Each of these options expires on July 8, 2014, and each is exercisable 25 percent after one year from date of grant, 50 percent after two years from date of grant, 75 percent after three years from date of grant and 100 percent after four years from date of grant. On July 14, 2004, Messrs. Blanchfield and Warshaw each received a non-qualified stock option for 7,500 shares of Common Stock at an exercise price of $23.41 per share under the Company's 2002 Stock Option Plan. Each of these options expires on July 14, 2014, and each is exercisable 25 percent after one year from date of grant, 50 percent after two years from date of grant, 75 percent after three years from date of grant and 100 percent after four years from date of grant. In the event that the service of an optionee as a director of the Company is terminated during the term of the option, the option may be exercised by the optionee, to the extent the optionee was entitled to do so on the date of such termination, until (1) one year following the director ceasing to serve as a director of the Company on account of disability, (2) six months following the director ceasing to serve as a director of the Company on account of death, (3) immediately upon the director being removed as a director for cause or ceasing to serve as a director without the Company's consent or (4) three months following the director ceasing to be a director for any other reason, but in no event after the date on which the option would otherwise expire.

                     EXECUTIVE COMPENSATION

Summary Compensation

      The following table shows the compensation for each of the three most recent fiscal years for the Company's Chief Executive Officer and the five other most highly compensated executive officers who were serving in such capacities at the end of the Company's most recent fiscal year.






                                   Annual Compensation
                                                    Other
                                                    Annual
Name and                 Year                      Compen-
Principal Position       (a)    Salary     Bonus    sation
Brian E. Shore(c)        2005  $357,760   $ -0-    $  -0-
 Chairman of the Board,  2004   357,760     -0-       -0-
 President and Chief     2003   357,760     -0-       -0-
 Executive Officer

Stephen E. Gilhuley      2005   160,000   30,000      -0-
 Senior Vice President,  2004   150,000   20,000      -0-
 Secretary and General   2003   150,000    8,000      -0-
 Counsel

Emily J. Groehl(d)       2005   210,912   20,000      -0-
 Senior Vice President,  2004   210,912     -0-       -0-
 Sales                   2003   210,912     -0-       -0-

Steven P. Schaefer(e)    2005   164,000   30,000      -0-
 Senior Vice President,  2004   155,577   25,000      -0-
 Marketing

Murray O. Stamer(f)      2005   160,000   30,000      -0-
 Senior Vice President   2004   150,000   20,000      -0-
 and Chief Financial     2003   150,000    8,000      -0-
 Officer

Gary M. Watson(g)        2005   240,000   20,000    65,196
 Senior Vice President,  2004   240,000   25,000    74,576
 Engineering and Senior  2003   223,047     -0-     71,964
 Vice President, Asian
 Business Unit

                                 Long-Term
                               Compensation
                                  Awards
                                Securities   All Other
                                Underlying    Compen-
Name and                 Year    Options/     sation
Principal Position       (a)      SARs(#)       (b)
Brian E. Shore(c)        2005     20,000      $12,300
 Chairman of the Board,  2004     20,000        7,000
 President and Chief     2003     25,000        4,000
 Executive Officer

Stephen E. Gilhuley      2005      7,500       11,761
 Senior Vice President,  2004      7,500        6,167
 Secretary and General   2003     10,000        3,074
 Counsel

Emily J. Groehl(d)       2005      7,500       12,300
 Senior Vice President,  2004      7,500        7,000
 Sales                   2003     15,000        4,000

Steven P. Schaefer(e)    2005     15,000       11,905
 Senior Vice President,  2004     15,000        6,497
 Marketing

Murray O. Stamer(f)      2005      7,500       11,786
 Senior Vice President   2004      7,500        6,161
 and Chief Financial     2003     10,000        3,086
 Officer

Gary M. Watson(g)        2005      7,500       12,300
 Senior Vice President,  2004     10,000        7,000
 Engineering and Senior  2003     15,000        4,000
 Vice President, Asian
 Business Unit

(a)  Information is provided for the Company's fiscal years ended
   February 27, 2005, February 29, 2004 and March 2, 2003, respectively.

(b) Includes the amounts of the Company's annual profit sharing contributions to the Company's Employees' Profit Sharing and 401(k) Retirement Savings Plan ("the Plan") which were accrued for the accounts of the named executive officers for the fiscal years shown. These amounts vest in accordance with a graduated scale based on years of service of the employee with the Company. Substantially all full-time employees of the Company and its subsidiaries in the United States participate in the profit sharing portion of the Plan, which is intended to provide retirement benefits to such employees and which is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The amounts of profit sharing contributions, if any, by the Company and its subsidiaries to the accounts of
   participating  employees  are  percentages  of  the   eligible
   compensation of the participating employees up to a maximum amount of compensation for each employee established under the Internal Revenue Code of 1986, which was $205,000 for the Company's most recent fiscal year and $200,000 for each of the Company's two previous fiscal years. The percentages of compensation contributed to the Plan, which are determined each year by the Board of Directors of the Company, may vary between the Company and each subsidiary, but the percentage must be the same for each participating employee of the Company or the subsidiary, as the case may be.

   Substantially all full-time employees of the Company's subsidiaries in the United States are eligible to receive contributions by the subsidiaries to match the contributions of the employees to the 401(k) retirement savings portion of the Plan, with the maximum matching contribution being 3% of the compensation of the employees. However, employees of the Company are not eligible to receive such matching contributions, but it has been the Company's practice to determine a gross annual profit sharing percentage of eligible compensation to be contributed by each subsidiary to the profit sharing portion of the Plan and to reduce such percentage by the average percentage of the compensation of such subsidiary's employees that was contributed by such subsidiary as 401(k) retirement savings matching contributions. Consistent with this practice, to compensate employees of the Company for their ineligibility for matching contributions to the 401(k) retirement savings portion of the Plan, the Company approved profit sharing contributions for the named executive officers and for the other employees of the Company which were not reduced for any 401(k) retirement savings matching contributions, because such officers and other employees of the Company are not eligible to receive such matching contributions.

(c)   Mr.  Shore  was elected Chairman of the Board on  July  14,
   2004.

(d)   Ms.  Groehl's  title was Senior Vice President,  Sales  and
   Marketing  until March 22, 2005, when she became  Senior  Vice
   President, Sales. Ms. Groehl retired from the Company effective
   June 10, 2005.

(e) Mr. Schaefer's title was Senior Vice President, Technology until March 22, 2005, when he became Senior Vice President, Marketing. Mr. Schaefer became an executive officer on July 17, 2003, but the salary shown for him is the salary paid to him by the Company for the entire 2004 fiscal year. Under the Securities and Exchange Commission's rules regarding the disclosure of executive compensation, no information is required to be provided for Mr. Schaefer for the 2003 fiscal year during which he was not an executive officer.

(f)   Mr. Stamer's title was Senior Vice President, Finance until
   July  17, 2003, when he was elected Senior Vice President  and
   Chief Financial Officer.

(g) Mr. Watson's title was Senior Vice President, Engineering until May 2001, when he became Senior Vice President, Engineering and Technology, and he also became Senior Vice President, Asian Business Unit in August 2002. Mr. Watson's title was changed to Senior Vice President, Engineering in July 2003. The amounts shown for Mr. Watson under "Other Annual Compensation" consist of certain expenses paid on his behalf by the Company in connection with his assignment to Singapore in August 2002 and certain living expenses incurred by him in Singapore but paid by the Company pursuant to an agreement between Mr. Watson and the Company relating to his assignment to Singapore.

Stock Options

      The Company's 2002 Stock Option Plan provides for the grant to key employees of the Company of both options which qualify as incentive stock options under the Internal Revenue Code of 1986 and non-qualified stock options. The 2002 Stock Option Plan is administered by the Stock Option Committee.

     The following table provides information with respect to options to purchase shares of Common Stock granted pursuant to the 2002 Stock Option Plan to the named executive officers during the Company's last fiscal year.

                 Options/SAR Grants in Last Fiscal Year

                   Number of
                   Securities    % of Total
                   Underlying   Options/SARs
                   Options/SA    Granted to     Exercise
                   Rs Granted   Employees in    or Base
                      (#)       Fiscal Year      Price      Expiration
Name                  (a)                        ($/sh.)       Date

Brian E. Shore        20,000      12.5%         $23.00    July 8, 2014
Stephen E. Gilhuley    7,500       4.7%          23.00    July 8, 2014
Emily J. Groehl        7,500       4.7%          23.00    July 8, 2014
Steven P. Schaefer    15,000       9.4%          23.00    July 8, 2014
Murray O. Stamer       7,500       4.7%          23.00    July 8, 2014
Gary M. Watson         7,500       4.7%          23.00    July 8, 2014

                        Potential Realizable Value
                        at Assumed Annual Rates of
                         Stock Price Appreciation
                            for Option Term (b)
Name                    0%($)    5%($)     10%($)
Brian E. Shore          $-0-   $289,292   $733,122
Stephen E. Gilhuley      -0-    108,484    274,921
Emily J. Groehl          -0-    108,484    274,921
Steven P. Schaefer       -0-    216,969    549,841
Murray O. Stamer         -0-    108,484    274,921
Gary M. Watson           -0-    108,484    274,921

(a) Options become exercisable 25% one year from the date of grant with an additional 25% exercisable each succeeding anniversary of the date of grant. The Company has not granted stock appreciation rights.

(b) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options at the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the life of the options. This schedule does not take into account provisions of the options providing for termination of the option following termination of employment, nontransferability or vesting over periods of four years. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the
   Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The column indicating 0% appreciation is included to reflect the fact that a zero percent gain in stock price will result in zero dollars for the optionee. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately.

Aggregated  Option Exercises in the Last Fiscal Year  and  Fiscal
Year-End Option Values

      The following table provides information regarding the pre-tax value realized from the exercise of stock options by the named executive officers during the Company's last fiscal year and the value of unexercised options held by such executive officers as of the end of such fiscal year.

                                                 Number of Securities
                                                Underlying Unexercised
                          Shares                Options/SARs at FY-End
                         Acquired     Value            (#)
Name                    On Exercise  Realized  -------------------------
                          (#)(a)       $(b)    Exercisable Unexercisable

Brian E. Shore (d)        30,000     $430,50    422,500      57,500
Stephen E. Gilhuley        2,880      15,255     38,491      23,125
Emily J. Groehl             -0-         -0-      47,634      24,375
Steven P. Schaefer          -0-         -0-       7,750      29,250
Murray O. Stamer           7,500      40,864     21,875      23,125
Gary M. Watson              -0-         -0-      40,000      25,000

                           Value of Unexercised
                               In-the-Money
                               Options/SARs
                             at FY-End ($)(c)
Name                      --------------------------
                          Exercisable  Unexercisable
Brian E. Shore (d)        $1,563,126       $ -0-
Stephen E. Gilhuley           62,009         -0-
Emily J. Groehl               53,986         -0-
Steven P. Schaefer              -0-          -0-
Murray O. Stamer                -0-          -0-
Gary M. Watson                  -0-          -0-

(a) The Company has not granted stock appreciation rights.

(b) Value realized equals market value of the underlying shares on the date of exercise, less the exercise price, times the number of shares acquired, without deducting any taxes paid by the employee.

(c)  Value  of  unexercised options equals market  value  of  the shares underlying "in-the-money" options at February 27,  2005
   ($19.90 per share), less exercise price, times the number of options outstanding.

(d) Mr. Shore exercised an option to purchase 30,000 shares of Common Stock of the Company on May 7, 2004 because the option, which had been granted on May 18, 1994, was scheduled to expire on May 18, 2004.

Equity Compensation Plan Information

      The following table provides information as of the end of the Company's most recent fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.


                                                            Number of
                     Number of                              securities
                     securities       Weighted-average      remaining
                  to be issued upon    exercise price     available for
                    exercise of        of outstanding    future issuance
                    outstanding           options,         under equity
                      options,          warrants and    compensation plans
  Plan category       warrants             rights      (excluding securities
                     and rights                             reflected in
                                                             column (A))
                   ------------        --------------   --------------------
                        (A)                 (B)                 (C)
Equity compensation
 plans approved by
 securities holders
 (a)                  1,283,819            $20.71             565,885


Equity compensation
 plans not approved by
 security holders
 (a)                      -0-                -0-                -0-

     Total            1,283,819            $20.71             565,885
---------------

   (a)The Company's only equity compensation plans are its 2002 Stock Option Plan, which was approved by the Company's shareholders in July 2002, and its 1992 Stock Option Plan, which was approved by the Company's shareholders in July 1992. Authority to grant additional options under the 1992 Plan expired on March 24, 2002, and all options granted under the 1992 Plan will expire in March 2012 or earlier; and authority to grant additional options under the 2002 Plan will expire on May 21, 2012, and all options granted to date under the 2002 Plan will expire in January 2015 or earlier.

Employment and Consulting Agreements

     Jerry Shore was Chairman of the Board of the Company until July 14, 2004, President of the Company until March 4, 1996 and Chief Executive Officer of the Company until November 19, 1996. In accordance with the provisions of an amended and restated employment agreement between Jerry Shore and the Company, as amended, Jerry Shore served as Chairman of the Board, and effective as of March 3, 1997, the first day of the Company's 1998 fiscal year, he retired from full-time employment with the Company and commenced serving as a consultant for a term of five years. In accordance with the employment agreement, he was being paid an annual consulting fee equal to 60% of his base salary in effect under the agreement at the time of his retirement, subject to an indexed cost of living increase. In October 1997, in connection with the Company's agreement to participate in a split dollar life insurance agreement for Jerry Shore's benefit as discussed below, Jerry Shore agreed to extend his consulting term for an additional year and agreed not to compete with the Company during the consulting term. Jerry Shore's consulting term expired on March 2, 2003.

     In October 1997, the Company entered into a split-dollar life insurance agreement with a trust established by Jerry Shore for the benefit of his descendants, of which Jerry Shore's children, including Brian E. Shore, are the trustees. Pursuant to this agreement, the Company pays to Jerry Shore an amount equal to the portion of the annual premiums on two life insurance policies held in the trust that represents the "economic benefit" to Jerry Shore calculated in accordance with United States Treasury Department rules then in effect ($6,703 in the 2004 fiscal year), and the Company pays the balance of the annual premiums on the policies to the insurers. The Company made no payment for the balance of the annual premiums in the 2005 fiscal year; and in light of certain provisions of the Sarbanes-Oxley Act of 2002, the Company made no payment for the balance of the annual premiums in the 2004 fiscal year. Both policies are joint life policies payable on the death of the survivor of Jerry Shore and his spouse, with an aggregate face value of $5 million. The aggregate amount of the premiums on the policies paid by the Company constitutes indebtedness from the trust to the Company and is secured by collateral assignments of the policies. Upon the termination of the split-dollar life insurance agreement, whether by the death of the survivor of the insureds or the earlier termination of the agreement, the Company is entitled to be repaid by the trust the amount of such indebtedness.

Board, Compensation Committee and Stock Option Committee Report on Executive Compensation

     Compensation of the Company's executive officers is composed of salary, annual cash bonuses, stock options and the Company's Profit Sharing Plan. The Board has a Compensation Committee which considers and takes any necessary action regarding the compensation of the Company's Chief Executive Officer, other than the grant of stock options or compensation pursuant to plans administered by the Board. The Board determines the annual salary and cash bonus for each executive officer other than the Chief Executive Officer, taking into account the recommendations of the Chief Executive Officer. The Board also has a Stock Option Com mittee which administers the Company's Stock Option Plans, including decisions as to the number of options to grant to each executive officer. The amount of discretionary contributions to the Profit Sharing Plan for each fiscal year is determined by the Board of Directors.

      Salaries of executive officers are determined based on the significance of the position to the Company, individual experience and expertise, individual performance and information gathered informally as to compensation levels of comparable companies in the same geographic location as the Company. The Board reviews the salary of each executive officer (other than the Chief Executive Officer) annually and makes adjustments as appropriate, taking into account the recommendations of the Chief Executive Officer.

      Decisions as to the award of annual cash bonuses to executive officers with respect to each fiscal year are made after the close of the fiscal year. The amount awarded to each executive officer is based on the Company's overall performance, individual performance, base salary level, bonuses paid in prior years and overall equity and fairness.

      The Company typically grants stock options under the Company's Stock Option Plan once each year. The Stock Option
Committee bases its decisions on individual performance, base salary and bonus levels, recommendations from senior management and overall equity and fairness.

      The Board decides annually the amount of the Company's contribution to the Profit Sharing Plan. The amount of such contribution is discretionary, but may not exceed 15% of the total remuneration paid to eligible employees or such other amount as is allowed under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to this limit, the Board determines the amount to be contributed for each year based on the Company's overall performance, the amount contributed in prior years and the amounts of prior contributions recently forfeited by eligible employees due to termination of employment prior to vesting. The Profit Sharing Plan is a broad-based plan in which numerous employees as well as executive officers are eligible to par ticipate. Once the Company contribution is made, amounts are allocated to eligible employees in accordance with a formula based on their remuneration.

      The Board, the Compensation Committee and the Stock Option Committee, as the case may be, use no set formulas in making their determinations and may afford different weight to different factors for each executive officer. Such weighting may vary from year to year.

      The Board and the Compensation Committee have reviewed the impact of Section 162(m) of the Code which limits the deductibility of certain otherwise deductible compensation in excess of $1 million paid to the Chief Executive Officer and the other executive officers named in the table set forth under the caption "Executive Compensation - Summary Compensation" elsewhere in this Proxy Statement. It is the Company's policy to attempt to design its executive compensation plans and arrangements to be treated as tax deductible compensation wherever, in the judgment of the Board or the Compensation Committee, as the case may be, to do so would be consistent with the objectives of that compensation plan or arrangement. Accordingly, the Board and the Compensation Committee from time to time may consider whether changes in the Company's compensation plans and arrangements may be appropriate to continue to fulfill the requirements for treatment as tax deductible compensation under the Code.

    The Board of       Compensation              Stock Option
     Directors          Committee                 Committee

  Mark S. Ain       Anthony Chiesa, Chairman  Anthony Chiesa, Chairman
  Dale Blanchfield  Dale Blanchfield          Lloyd Frank
  Anthony Chiesa    Steven T. Warshaw         Steven T. Warshaw
  Lloyd Frank
  Brian E. Shore
  Steven T. Warshaw

Compensation Committee Interlocks and Insider Participation

      Anthony Chiesa, a member of the Compensation and Stock Option Committees, is a former Vice President of the Company who retired in 1977. Lloyd Frank, also a member of the Stock Option Committee, prior to April 1, 2005 was of counsel to the law firm Jenkens & Gilchrist Parker Chapin LLP, which firm was retained to provide counsel to the Company during its fiscal year ended March 2, 2003 but not during its last two fiscal years. Brian E. Shore, a director of the Company who is also President and Chief Executive Officer of the Company, participated in deliberations of the Board relating to the amount of the Company's contribution to the Profit Sharing Plan during the Company's last fiscal year. In addition, Mr. Shore participated in the Board's determination of the annual salaries and cash bonuses for the executive officers of the Company, other than himself.

                     STOCK PERFORMANCE GRAPH

      The graph set forth below compares the annual cumulative total return for the Company's five fiscal years ended February 27, 2005 among the Company, the New York Stock Exchange Market Index (the "NYSE Index") and a Media General Financial Services index for electronic components and accessories manufacturers (the "Group Index") comprised of the Company and 269 other com panies. The companies in the Group Index are classified in the same three-digit industry group in the Standard Industrial Classification Code system and are described as companies primarily engaged in the manufacture of electronic components and accessories. The returns of each company in the Group Index have been weighted according to the company's stock market capitaliza tion. The graph has been prepared based on an assumed investment of $100 on February 25, 2000 and the reinvestment of dividends (where applicable).

[Graph]



                       2000    2001     2002     2003     2004     2005
Park Electrochemical  $100.00  $223.81  $174.41  $104.33  $183.90  $144.93

Group Index            100.00    43.77    37.92    21.10    38.84    29.21
NYSE Index             100.00   107.31   100.77    79.55   113.44   123.57

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10 percent shareholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no Form 5 reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with during the 2005 fiscal year.

                      SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2006 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices for inclusion in the Proxy Statement and form of Proxy relating to that meeting by February 21, 2006. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by April 21, 2006. The Company's By-Laws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the By-Laws, not later than April 21, 2006 and not earlier than March 22, 2006.

                          OTHER MATTERS

Audit Committee Report

     The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to the accounting,
auditing,   financial  reporting,  internal  control  and   legal
compliance functions of the Company and its subsidiaries. The Board of Directors has determined that all members of the Audit Committee are "independent", as required by the current rules of the New York Stock Exchange. The Committee functions pursuant to a Charter that has been adopted by the Board, as required by rules of the New York Stock Exchange.

     Management   of   the   Company  is  responsible   for   the
preparation, presentation and integrity of the Company's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to provide reasonable assurance of compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 27, 2005 with management and with Grant Thornton LLP, the Company's independent public accountants for the 2005 fiscal year. The Audit Committee has also received from the independent accountants a letter pursuant to Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU 380, as currently in effect, and has discussed the matters referred to in such letter with the independent accountants. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has considered whether the provision of non-audit services by the independent accountants to the Company is compatible with maintaining the accountants' independence and has discussed with Grant Thornton LLP their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements for the fiscal year ended February 27, 2005 has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon the review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 27, 2005 for filing with the Securities and Exchange Commission.


                             Audit Committee

                             Lloyd Frank, Chairman
                             Mark S. Ain
                             Anthony Chiesa
                             Steven T. Warshaw


Auditor and Fees

      As previously reported by the Company, on August 5, 2004, the Audit Committee engaged Grant Thornton LLP as the Company's independent auditor for the fiscal year ended February 27, 2005. Grant Thornton's engagement by the Company commenced with its review of the Company's financial statements for the 2005 fiscal year second quarter ended August 29, 2004.

      The Company has not in the two fiscal years or any subsequent interim period preceding the engagement of Grant Thornton by the Company consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", as such terms are defined in Item 304(a)(l)(iv) and (v) of Regulation S-K of the Securities and Exchange Commission.

      A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

     The Audit Committee has appointed Grant Thornton LLP as independent auditor of the Company for the current fiscal year, which ends February 26, 2006.

     As previously reported by the Company, the Company was notified by Ernst & Young LLP on May 26, 2004 that Ernst & Young would decline reappointment as the Company's independent auditor for the 2005 fiscal year, although Ernst & Young and the Company agreed that Ernst & Young would review the Company's financial statements for its 2005 fiscal year first quarter ended May 30, 2004. Prior to receiving such notice from Ernst & Young, the Company, with the approval of the Audit Committee, had begun the process of interviewing other major independent accounting firms to be the Company's independent auditor for the 2005 fiscal year.

     The reports of Ernst & Young on the Company's financial statements for the last two fiscal years preceding termination of the client-auditor relationship did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     As   Ernst   &   Young's  decision  did  not   involve   any
disagreements with the Company, the Audit Committee did not participate in the termination of the client-auditor relationship with Ernst & Young, although, as stated above, the Audit
Committee had previously authorized the Company to begin the process of interviewing other accounting firms to be the Company's independent auditor for the 2005 fiscal year.

     During the last two fiscal years preceding termination of the client-auditor relationship and through May 26, 2004, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference thereto in Ernst & Young's report on the financial statements for such years or interim period.

     During the last two fiscal years preceding termination of the client-auditor relationship and through May 26, 2004, there were no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

     The following table shows the fees paid or accrued for audit services and fees paid or accrued for audit-related, tax and all other services rendered by Grant Thornton LLP for the fiscal year ended February 27, 2005 and by Ernst & Young LLP for the fiscal year ended February 29, 2004:

                               2005         2004

     Audit Fees (a)         $399,167     $354,421
     Audit-Related Fees (b)        0       18,000
     Tax Fees (c)             10,000       44,883
     All Other Fees (d)            0        4,531
                            --------     --------
                            $409,167     $421,835

    (a) Audit fees include fees for the audit of the Company's consolidated financial statements, interim reviews of the Company's quarterly financial statements, audit services provided in connection with required statutory audits of many of the
        Company's subsidiaries and the audit of the Company's management's assessment of the effectiveness of internal control over financial reporting.

    (b) Audit-related fees include primarily fees for certain audits of subsidiaries not required for purposes of Grant Thornton's or Ernst & Young's audit of the Company's consolidated financial statements but for other statutory or regulatory requirements and the annual audit of the Company's Employees' Profit Sharing and 401(k) Retirement Savings Plan.

    (c) Tax fees include fees for services relating to tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance, tax return preparation and tax audits.

    (d) All other fees include primarily fees for certain employment law and employee benefit plan services which are no longer permitted to be performed by the Company's auditor under the Sarbanes-Oxley Act of 2002, but which were permitted at the time they were arranged for prior to May 6, 2003.

      The services performed by Grant Thornton and the services performed by Ernst & Young in connection with engagements subsequent to May 6, 2003 were pre-approved in accordance with the pre-approval policy adopted by the Audit Committee.

Audit Committee Pre-Approval Policy

     The policy of the Audit Committee is to require that all services to be provided to the Company by the Company's auditor must be approved by the Audit Committee before such services are provided by the auditor.

Directors' and Officers' Liability Insurance

     The Company has for many years maintained directors' and officers' liability insurance and fiduciary liability insurance covering the directors and officers of the Company and its subsidiaries against certain claims arising out of their service to the Company and its subsidiaries and to certain employee benefit plans of the Company and its subsidiaries. The current directors' and officers' liability insurance policy runs for a period of one year expiring May 17, 2006 at a total cost of $270,000; and the current fiduciary liability insurance policy runs for a period of one year expiring June 17, 2006 at a one-year cost of $27,250.

Proxy Solicitation

      The  Company  will bear the expense of proxy  solicitation.
Directors,  officers  and  employees  of  the  Company  and   its
subsidiaries  may solicit proxies by mail, telephone,  telegraph,
facsimile   or   in  person  (but  will  receive  no   additional
compensation  for  such  solicitation).  The  Company  also   has
retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies in the same manner at an anticipated fee of approximately $6,000, plus reimbursement of certain out-of-
pocket   expenses.  In  addition,  brokerage  houses  and   other
custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorizations for the execution of proxies, and if they in turn so request, the Company will reimburse such brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding such material.

Director Candidates

     The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also consider the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary at the Company's office at 48 South Service Road, Melville, New York 11747 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of shareholders.

       The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments and potential conflicts of interest.

     The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board - for example, retirement as a CEO or CFO of a public company. As described above, the Nominating Committee will also consider candidates recommended by shareholders.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the candidate's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Communications with Directors

       The Board has established a process to receive communications from shareholders and other interested parties. Shareholders and other interested parties may contact any member (or all members) of the Board, including the non-management directors as a group, by mail. To communicate with the Board of Directors, any individual director or the non-management directors, correspondence should be addressed to the Board of Directors or any such individual director or the non-management directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at the Company's office at 48 South Service Road, Melville, New York 11747.

      All communications received as set forth in the preceding paragraph will be opened by the office of the Company's General Counsel for the sole purpose of determining whether the contents represent a message to the directors of the Company. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or the non-management directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group to which the communication is addressed.

Code of Ethics and Business Conduct

     For more than thirty-five years, the Company has maintained basic corporate rules and guidelines agreed to in writing by its chief executive officer and its business unit presidents and controllers. Such rules and guidelines cover such matters as personnel guidelines, transactions with suppliers, conflicts of interest and business ethics, transactions with relatives and friends, cash control and consolidations, capital expenditures, disposal of property, plant, equipment and inventory, insurance programs, legal matters and contracts, credit and collections, unusual business transactions and special charges and transfer charges, inventory levels, weekly and monthly financial reports and annual business plans, employee safety and environmental matters.

     The Board has adopted a Code of Ethics for the Company's chief executive officer, chief financial officer and controller, and as required by rules of the New York Stock Exchange, the Board has adopted a Code of Business Conduct and Ethics for the Company's directors, officers and employees. Substantially all of the matters required to be addressed in the Code of Ethics and Code of Business Conduct and Ethics have been addressed in the corporate rules and guidelines which the Company has maintained since 1967, although the new Code of Business Conduct and Ethics applies to all directors, officers and employees of the Company and its subsidiaries.

     The Company has filed its Code of Ethics as Exhibit 14.1 to its Form 10-K Annual Report for the fiscal year ended February
29, 2004, as provided by rules of the Securities and Exchange Commission, and the Company's Code of Business Conduct and Ethics is available on the Company's web site at www.parkelectro.com under the caption "Charters and Codes" as required by rules of the New York Stock Exchange. In addition, a copy of the Company's Code of Business Conduct and Ethics is available in print to any shareholder upon request submitted to the Corporate Secretary at the Company's office at 48 South Service Road, Melville, New York 11747. The Company intends to satisfy any disclosure requirements regarding an amendment to, or waiver from, the Code of Ethics by posting such information on the Company's web site at the above internet address.

Corporate Governance Guidelines

     The Board has adopted Corporate Governance Guidelines, which are available on the Company's web site at www.parkelectro.com under the caption "Charters and Codes" as required by rules of the New York Stock Exchange and are available in print to any shareholder upon request submitted to the Corporate Secretary at the Company's office at 48 South Service Road, Melville, New York 11747.

Other Matters to be Presented to the Meeting

      The Board does not know of any other matters to be brought before the Meeting. If any other matters not mentioned in this
Proxy Statement are properly brought before the Meeting, including matters incident to the conduct of the Meeting or relating to the adjournment thereof, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

Annual Report

      The Annual Report, including financial statements, of the Company for the fiscal year ended February 27, 2005 is enclosed herewith but is not a part of the proxy soliciting material.

                              By Order of the Board of Directors,


                                     Stephen E. Gilhuley
                                    Senior Vice President,
                                Secretary and General Counsel

Dated:  June 21, 2005



 [PROXY CARD]
                   PARK ELECTROCHEMICAL CORP.
     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS July 20, 2005
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints ANTHONY CHIESA, LLOYD FRANK and BRIAN E. SHORE, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of PARK ELECTROCHEMICAL CORP. (the "Company") to be held at The Bank of New York, One Wall Street, New York, New York on July 20, 2005 at 10:00 o'clock A.M., New York time, and any adjournments or postponements thereof, to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present upon the following matters:

   The Board of Directors recommends a vote "FOR" proposal 1.

1. ELECTION OF DIRECTORS

   [ ] FOR all nominees listed below (except as marked to the contrary below).

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

        DALE BLANCHFIELD, ANTHONY CHIESA, LLOYD FRANK,
            BRIAN E. SHORE and STEVEN T. WARSHAW

    (INSTRUCTION: To withhold authority to vote for any individual nominee, check the "FOR" box above and write the nominee's name in the space provided below.)

     ____________________________________________________________
______

2. The transaction of such other business as may properly come before the meeting.

    Each properly executed proxy will be voted in accordance with specifications made hereon. If no specification is made, the shares represented by this Proxy will be voted "FOR" the nominees, and in the discretion of the Proxies on any other business as may properly come before the meeting.

    The  undersigned hereby acknowledges receipt of the Company's
2005  Annual  Report and the accompanying Notice of  Meeting  and
Proxy   Statement  and  hereby  revokes  any  proxy  or   proxies
heretofore given.

                              Dated:     _______________________,
                              2005

                              ___________________________________
                              _

                              ___________________________________
                              _
                              (Signature(s) of Shareholder(s))

                              Please  date  and sign  exactly  as
                              name   appears  hereon.  Executors,
                              administrators,   trustees,    etc.
                              should so indicate when signing. If
                              shares   are  held  jointly,   both
                              owners should sign.